UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2023

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 16, 2023, MetLife, Inc., a Delaware corporation (the “Company”), issued a news release announcing that two of its subsidiaries, Metropolitan Life Insurance Company, a New York-domiciled insurance company (“MLIC”), and Metropolitan Tower Life Insurance Company, a Nebraska-domiciled insurance company (“MTL” and, together with MLIC, the “Ceding Companies”), completed the previously announced transactions (collectively, the “Transaction”) with Global Atlantic Financial Group under the Master Transaction Agreement, dated May 25, 2023, entered into with Commonwealth Annuity and Life Insurance Company, a Massachusetts-domiciled corporation (“CwA”), and First Allmerica Financial Life Insurance Company, a Massachusetts-domiciled insurance company (“FAFLIC” and, together with CwA, the “Reinsurers”). Additional details about the Transaction can be found in such news release, which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

At the closing of the Transaction on November 16, 2023, (i) MLIC and FAFLIC entered into a coinsurance and modified coinsurance agreement, and (ii) MTL and CwA entered into a coinsurance and modified coinsurance agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, the Ceding Companies ceded to the Reinsurers approximately $19 billion of U.S. retail life insurance comprised of universal life, variable universal life, and universal life with secondary guarantees, and fixed annuity statutory reserves.

Each Ceding Company will remain as administrator and service provider for the applicable policies to be reinsured. MetLife Investment Management, LLC will also manage a significant amount of the assets under a five-year investment management agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	News Release of MetLife, Inc., dated November 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: November 16, 2023